                                                                    EXHIBIT 3.49


                               STATE OF COLORADO

                                 DEPARTMENT OF

                                     STATE

                                  CERTIFICATE


               I, VICTORIA BUCKLEY, SECRETARY OF STATE OF THE STATE OF

     COLORADO HEREBY CERTIFY THAT

                    ACCORDING TO THE RECORDS OF THIS OFFICE

                         PINNACLE GAMING DEVELOPMENT CORP.
                              (COLORADO CORPORATION)


     FILE # 19931093552 WAS FILED IN THIS OFFICE ON September 08, 1993 AND HAS COMPLIED WITH THE APPLICABLE PROVISIONS OF THE LAWS OF THE STATE OF COLORADO AND ON THIS DATE IS IN GOOD STANDING AND AUTHORIZED AND COMPETENT TO TRANSACT BUSINESS OR TO CONDUCT ITS AFFAIRS WITHIN THIS STATE.


     Dated: February 22, 1999



                             /s/ Victoria Buckley
          --------------------------------------------------------
                             Secretary of State

                                   CORP OCR

                           ARTICLES OF INCORPORATION

SUBMIT ORIGINAL OCR AND ONE COPY
PROFIT CORPORATION NAME AND PRINCIPAL
ADDRESS

NAME:    Pinnacle Gaming Development Corp.
STREET:  7302 S. Alton Way, Suite J   CITY: Englewood  STATE: CO      ZIP: 80112

    THIS DOCUMENT MUST                                  931093552     $50.00
    BE TYPED IN BLACK                                   SOS  09-08-93     12:54

SECRETARY OF STATE-1560 BROADWAY #200, DENVER, CO 80202
                     (303) 894-2200 EXT 2

CUMULATIVE VOTING SHARES OF STOCK IS AUTHORIZED. YES[_] NO[X] IF DURATION IS LESS THAN PERPETUAL ENTER NUMBER OF YEARS
THERE ARE PROVISIONS LIMITING OR DENYING TO
SHAREHOLDERS THE PREEMPTIVE RIGHT TO ACQUIRE         IF YES: state provision
ADDITIONAL OR TREASURY SHARES OF THE CORPORATION.    on a separate 8 1/2 X 11
YES [_] NO [X]                                       SHEET OF PAPER.

STOCK INFORMATION: (if additional space is needed, continue on separate 8 1/2 X 11 sheet of paper).

STOCK CLASS    Common     AUTHORIZED SHARES    1,000,000    PAR VALUE    $ 0.01
STOCK CLASS               AUTHORIZED SHARES                 PAR VALUE

THE NAME OF THE INITIAL REGISTERED AGENT AND THE ADDRESS OF THE REGISTERED OFFICE IS: (corporation use LAST NAME space)

LAST NAME:  The Benefit Group, Inc.  FIRST & MIDDLE NAME:

   STREET:  7302 S. Alton Way,       CITY:  Englewood     STATE: CO  ZIP:  80112
            Suite J

DIRECTORS:  HOW MANY DIRECTORS CONSTITUTE THE INITIAL BOARD OF DIRECTORS OF THE
CORPORATION?:   One

THE NAMES AND ADDRESSES OF THE PERSONS WHO ARE TO SERVE AS DIRECTORS UNTIL THE 1st ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED ARE: (If more than three, continue on a 8 1/2 X 11 SHEET OF PAPER)

LAST NAME:  Faestel             FIRST & MIDDLE NAME: Catherine Delores

  STREET:   7302 S. Alton Way,  CITY:                STATE:             ZIP:
            Suite J

LAST NAME:                      FIRST & MIDDLE NAME:

  STREET:                       CITY:                STATE:  CO         ZIP:

LAST NAME:                      FIRST & MIDDLE NAME:

  STREET:                       CITY:                STATE:             ZIP:

INCORPORATORS: NAMES AND ADDRESSES: (if more than two, continue on a separate 8 1/2 X 11 SHEET OF PAPER)

   NAME                         ADDRESS

   Catherine D. Faestel         7302 S. Alton Way, Suite J, Englewood, CO  80112

  -------------------------     ------------------------------------------------

WE THE UNDERSIGNED PERSON(S) OF THE AGE OF 18 YEARS OR MORE, ACTING AS INCORPORATOR(S) OF A CORPORATION UNDER THE COLORADO CORPORATION CODE, ADOPT THE ABOVE ARTICLES OF INCORPORATION. THE CORPORATION IS ORGANIZED FOR ANY LAWFUL PURPOSES. A MORE SPECIFIC PURPOSE MAY BE STATED ON A SEPARATE 8 1/2 X 11 SHEET OF PAPER.


           /s/ Catherine D. Faestel
-------------------------------------------------
              SIGNATURE

                   PLEASE READ REVERSE SIDE BEFORE COMPLETING

                                    MAIL TO
                          Colorado Secretary of State
                              Corporations Office
                            1560 Broadway Suite 200
                            Denver, Colorado  80202
                                (303) 894-2200
Submit in duplicate
Filing Fee:  $60.00
This document must be typed
----

              RESTATED ARTICLES OF INCORPORATION WITH AMENDMENTS

Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following amended and restated articles of incorporation. These articles correctly set forth the provisions of the articles of incorporation, as amended, and supersede the original articles of incorporation and all amendments thereto.

First:  The name of the corporation is (Note 1)________________________________

               Pinnacle Gaming Development Corp.
-------------------------------------------------------------------------------

Second: The following amended and restated articles of incorporation were adopted on December 13, 1993, in the manner marked with an X below:

      Such amended and restated articles of incorporation were adopted by the _____ board of directors where no shares have been issued.

 X    Such amended and restated articles of incorporation were adopted by a vote
-----
      of the shareholders. The number of shares voted for the amended and restated articles of incorporation was sufficient for approval.

ARTICLE I:  The name of the corporation as amended is (Note 2)__________________
________________________________________________________________________________

     ATTACH A COPY OF YOUR AMENDED AND RESTATED ARTICLES OF INCORPORATION

                           PINNACLE GAMING DEVELOPMENT CORP.        (Note 1)
                           -----------------------------------------

                           By /s/ Erwin Haitzmann
                           ------------------------------------------------
                              XXX      Erwin Haitzmann       President
                              -------------------------------

                           And   /s/ Norbert Teufelberger           (Note 3)
                           -----------------------------------------
                               XXX     Norbert Teufelberger  Secretary
                                  ---------------------------
                                                                    (Note 4)
                               ______________________________________
                                                             Director

Notes:  1.  Exact corporate name of the corporation adopting the amended and restated articles of incorporation. (If there is a name change amendment, the name before the amendment is filed)
        2. If restated articles contain an amendment to the corporate name, the corporate name as amended.
        3.  Signatures and titles of officers signing for the corporation
        4.  WHERE NO SHARES HAVE BEEN ISSUED, the signature of a director.

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                       PINNACLE GAMING DEVELOPMENT CORP.

     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST:  The name of the Corporation is Pinnacle Gaming Development Corp.

     SECOND: The following amendments to the Articles of Incorporation were adopted by the stockholders of the Corporation on December 13, 1993, in the manner prescribed by the Colorado Corporation Code. The number of shares voted for the amendments was sufficient for approval. The following articles are amended in their entirety to read:

                                   ARTICLE I

                                     Name
                                     ----

    The name of the Corporation shall be Pinnacle Gaming Development Corp.

                                  ARTICLE II

                                   Duration
                                   --------

     The period of duration of the Corporation shall be perpetual.

                                  ARTICLE III

                                    Purpose
                                    -------

     The purpose for which the Corporation is organized is the transaction of all lawful business for which corporations may be incorporated pursuant to the Colorado Corporation Code.

                                  ARTICLE IV

                                 Capital Stock
                                 -------------

     The total number of shares of stock which the Corporation shall have authority to issue is 10,000,000 shares, consisting of 10,000,000 shares of Common Stock, having a par value of $.01 per share.

                                   ARTICLE V

                               Cumulative Voting
                               -----------------

Cumulative voting shall not be allowed in elections of directors or for any other purpose.

                                  ARTICLE VI

                               Preemptive Rights
                               -----------------

     No holders of shares of capital stock of the Corporation shall be entitled, solely by virtue of being shareholders, to any preemptive or preferential right to acquire any unissued stock or treasury stock or any other securities which the Corporation may now or hereafter be authorized to issue. However, the Corporation is authorized to transact all lawful business for which corporations may be incorporated under the Colorado Corporation Code, which includes authority to grant contractual or preferential purchase rights to holders of its capital stock.

                                  ARTICLE VII

                      Initial Registered office and Agent
                      -----------------------------------

     The address of the Corporation's initial registered office in Colorado for purposes of the Colorado Corporation Code shall be:

          Suite 755
          50 South Steele Street
          Denver, Colorado 80209

     The name of the Corporation's initial registered agent at the address of the aforesaid registered office for purposes of the Colorado Corporation Code shall be:

          Norbert Teufelberger


                                 ARTICLE VIII

                                   Directors
                                   ---------

     The affairs of the Corporation shall be governed by a Board of Directors consisting of not less than three (except that there need be only as many directors as there are, or initially will be, shareholders in the event that the outstanding shares are, or initially will be, held of record by fewer than three shareholders) nor more than seven (7) directors, each being natural persons, of the age of eighteen years or older, who shall be elected in accordance with the Bylaws of the Corporation. Subject to such limitations, the number of directors shall be fixed by or in the manner provided in the Bylaws of the Corporation, as may be amended from time to time, except as to the number constituting the initial board which number shall be three (3).

     The names and addresses of the members of the initial Board of Directors, who shall hold office until the first annual meeting of the shareholders of the Corporation or until their successors shall have been elected and qualified, are:

Name                              Address
----                              -------

James D. Forbes                  Suite 755
                                 50 South Steele Street
                                 Denver, Colorado 80209

Erwin Haitzmann                  Suite 755
                                 50 South Steele Street
                                 Denver, Colorado 80209

Norbert Teufelberger             Suite 755
                                 50 South Steele Street
                                 Denver, Colorado 80209

                                  ARTICLE IX

                                    Voting
                                    ------

     When, with respect to any action to be taken by shareholders of the Corporation, the Colorado Corporation Code requires the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote thereon, or of any class or series, such action may be taken by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such action.

                                   ARTICLE X

                                    Bylaws
                                    ------

     The initial Bylaws of the Corporation shall be adopted by the Board of Directors. The power to alter, amend, or repeal the Bylaws or to adopt new Bylaws shall be vested in the Board of Directors. The Bylaws may contain any provision for the regulation and management of the affairs of the Corporation not inconsistent with law or these Articles of Incorporation.

                                  ARTICLE XI

                Elimination of Personal Liability of a Director
                -----------------------------------------------

          Except for the liability of a director to the Corporation or to its shareholders for monetary damages for:

          (i) any breach of the director's duty of loyalty to the Corporation or to its shareholders;

          (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

          (iii) acts specified in Section 7-5-114, or any successor provision, of the Colorado Corporation Code; or

          (iv) any transaction from which the director derived an improper personal benefit,

there shall be no personal liability of a director to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director.

                                  ARTICLE XII

                                 Incorporator
                                 ------------

     The name and address of the incorporator of the Corporation is as follows:

          Name                          Address
          ----                          -------

          Catherine D. Faestel          Suite J
                                        7302 S. Alton Way
                                        Englewood, Colorado 80112

     THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

     None.

     FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such Amendment, are as follows:

     None.

Dated: December 13, 1993           PINNACLE GAMING DEVELOPMENT CORP.

                                   By     /s/ Erwin Haitzmann
                                       --------------------------------
                                       Erwin Haitzmann, President

                         Attest:          /s/ Norbert Teufelberger
                                       --------------------------------
                                       Norbert Teufelberger, Secretary

(CORPORATE SEAL)

STATE OF COLORADO        )
                         )  ss.
COUNTY OF DENVER         )

     The foregoing instrument was acknowledged before me this 13th day of December, 1993, by Erwin Haitzmann and Norbert Teufelberger, President and Secretary, respectively, of Pinnacle Gaming Development Corp., a Colorado corporation, on behalf of the Corporation and verified by each person on behalf of the Corporation, under penalties of perjury, that the foregoing instrument is the Corporation's deed and act and that the facts stated therein are true.

     Witness my hand and official seal.


          (SEAL)
     ----------------------------------

                                              /s/
                                         ----------------------------------
                                         Notary Public

(S E A L)
                                              1625 Broadway, #1600
                                         ----------------------------------
                                         Address

                                              Denver, CO
                                         ----------------------------------

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                       PINNACLE GAMING DEVELOPMENT CORP.

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of incorporation:

     FIRST:  The name of the Corporation is Pinnacle Gaming Development Corp.

     SECOND: The following amendment to the Articles of Incorporation was adopted by the shareholders of the Corporation on May 3, 1995, in the manner prescribed by the Colorado Business Corporation Act. The number of shares voted for the amendments was sufficient for approval.

                                 ARTICLE XIII

     Notwithstanding any other provision of these Articles of Incorporation to the contrary, all shares of capital stock of the Corporation shall always be subject to redemption by the Corporation, by action of the Board of Directors, if in the good faith judgment of the Board of Directors in accordance with its fiduciary duties such action should be taken, pursuant to any applicable provision of law, to the extent necessary to obtain a license or franchise, or to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation, or any Subsidiary, which license or franchise is conditioned upon some or all of the holders of the Corporation's stock of any class or series possessing prescribed qualifications. The terms and conditions of such redemption shall be as follows:

          (a) the redemption price of the shares to be redeemed pursuant to this Article XIII shall be equal to the Fair Market Value of such shares or such other redemption price as required by pertinent state or federal law pursuant to which the redemption is required;

          (b) the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

          (c) if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors;

          (d) at least 30 days' written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder); provided, however, that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates fur their shares to be redeemed;

          (e) from and after the Redemption Date or such earlier date as mandated by pertinent state or federal law, any and all rights of whatever nature, which may be held by the owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), shall cease and terminate and they shall thenceforth be entitled only to receive the cash or Redemption Securities payable upon redemption; and

          (f) such other terms and conditions as the Board of Directors shall determine.

     For purposes of this Article XIII:

          (i) "Disqualified Holder" shall mean any holder of shares of stock of the Corporation of any class (or classes) or series whose holding of such stock, either individually or when taken together with the holding of shares of stock of the Corporation of any class (or classes) or series by any other holders, may result, in the good faith judgment of the Board of Directors in accordance with its fiduciary duties, in the loss of, or the failure to secure a license or franchise or the reinstatement of, any license or franchise from any governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation or any Subsidiary.

          (ii) "Fair Market Value" of a share of the Corporation's stock of any class or series shall mean the average Closing Price for such a share for the 45 most recent days on which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall be given pursuant to paragraph (d) of this Article XIII; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, "Fair Market Value" shall be determined by the Board of Directors in good faith; and provided, further, however, that Fair Market Value of a share held by any stockholder who purchased any stock of the class (or classes) or series subject to redemption within 120 days of a Redemption Date need not (unless otherwise determined by the Board of Directors) exceed the purchase price paid by him for any stock of such class of the Corporation. "Closing Price" on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing bid and asked prices on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if stock of the class or series in question is not quoted on such Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the closing sales price, or for such stock on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such prices or quotations are available, the fair market value on the day in question as determined by the Board of Directors in good faith.

          (iii) "Redemption Date" shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation pursuant to this of Article XIII.

          (iv) "Redemption Securities" shall mean any debt or equity securities of the Corporation, any Subsidiary or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with cash, if any, to be paid as part of the redemption price, which has a value, at the time notice of redemption is given pursuant to paragraph (d) of this Article XIII, at least equal to the Fair Market Value of the shares to be redeemed pursuant to this Article XIII (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

          (v) "Subsidiary" shall mean any entity more than 50% of whose outstanding capitalization entitled to vote generally in the election of directors or other similar governing body is owned by the Corporation, by one or more subsidiaries of the Corporation, or by the Corporation and one or more of its subsidiaries.

     THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

     None.

     FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

     None.

DATED:  May 4th, 1995    PINNACLE GAMING DEVELOPMENT CORP.

                         By  /s/ James D. Forbes
                           -----------------------------------
                           James D. Forbes, Vice President

                         ATTEST:

                             /s/ Norbert Teufelberger
                         -------------------------------------
                         Norbert Teufelberger, Secretary

                         Address: 50 South Steele Street, Suite 755
(CORPORATE SEAL)         Denver, Colorado 80209

STATE OF COLORADO          )
                           )  ss.
CITY AND COUNTY OF DENVER  )

     The foregoing instrument was acknowledged before me this 4th day of May,
                                                              ---
1995, James D. Forbes and Norbert Teufelberger, Vice President and Secretary, respectively, of Pinnacle Gaming Development Corp., a Colorado corporation, on behalf of the Corporation and verified by each person on behalf of the Corporation, under penalties of perjury, and that the foregoing instrument is the Corporation's deed and act and that the facts stated therein are true.

     Witness my hand and official seal.

                                     /s/ Patricia Brackelbank
                              --------------------------------------
                              Notary Public

(SEAL)

                              My Commission Expires   5/17/98
                                                    -----------------

              READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING
                       SUBMIT SIGNED FORM WITH FILING FEE

Report Year 1995                                                                                                SECRETARY OF STATE
MAILING DATE  09/01/95                                                                                                FILED
FORMATION BELOW IS ON FILE IN THIS OFFICE  DO NOT CHANGE PRE-PRINTED INFORMATION                                   SEP 25 1995
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NAME REGISTERED AGENT, REGISTERED OFFICE, CITY, STATE & ZIP                           FOR OFFICE USE ONLY
931093552  DP  STATE/COUNTRY OF INC CO.

       TEUFELBERGER NORBERT
       PINNACLE GAMING DEVELOPMENT CORP.
                                                                                                 951119234 C $25.00
       50 S STEELE ST. 755                                                                       SECRETARY OF STATE
       DENVER CO  80209                                                                           09-27-95   08:03

                                                                                    FIRST REPORT OR CORRECTIONS IN THIS COLUMN
----------------------------------------------------------------------------------------------------------------------------------
                        RETURN COMPLETED REPORTS TO:                              TYPE NEW AGENT NAME
                            Department of State
                                                                                 --------------------------------------------------
                          Cororate Report Section                                 SIGNATURE OF NEW REGISTERED AGENT

                                                                                 --------------------------------------------------
                          1560 Broadway, Suite 200                                MUST HAVE A STREET ADDRESS

                                                                                 --------------------------------------------------
                             Denver, CO  80202                                    CITY      STATE    ZIP

----------------------------------------------------------------------------------------------------------------------------------
                OFFICERS NAME AND ADDRESS    TITLE                                Erwin Haitzmann        President
                                                                                  50 S. Steele Street, Suite 755
                                                                                  Denver, CO  80209
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  James D. Forbes        VP
                                                                                  50 S. Steele Street, Suite 755
                                                                                  Denver, CO  80209
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Norbert Teufelberger   Sec. & Treas.
                                                                                  50 S. Steele Street, Suite 755
                                                                                  Denver, CO  80209
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                DIRECTORS OR LIMITED LIABILITY COMPANY MANAGERS                   Erwin Haitzmann
                                                                                  50 S. Steele Street, Suite 755
                                                                                  Denver, CO  80209
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  James D. Forbes
                                                                                  50 S. Steele Street, Suite 755
                                                                                  Denver, CO  80209
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Norbert Teufelberger
                                                                                  50 S. Steele Street, Suite 755
                                                                                  Denver, CO  80209
-----------------------------------------------------------------------------------------------------------------------------------

Address of Principal Place of Business

Street:  50 S. Steele Street, Suite 755
City:  Denver       State:  CO      Zip  80209


                                   SIGNATURE

Under penalties of perjury and as an authorized officer, I declare that this biennial report and, if applicable, the statement of change of registered office and/or agent, has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

     /s/  Norbert Teufelberger
----------------------------------------
               Authorized Agent

Title:  Secretary & Treasurer      Date:  September 8, 1995



     NOTE: DO NOT USE THIS BOX IF THIS IS YOUR FIRST REPORT!!!! SEE INSTRUCTIONS ON REVERSE.IF THERE ARE NO CHANGES SINCE YOUR LAST REPORT,
[_] MARK THIS BOX, SIGN ABOVE AND RETURN WITH THE FEE AND BY THE DATE DUE INDICATED ABOVE (UPPER LEFT HAND CORNER). IF YOU ARE FILING AFTER THE DATE DUE ABOVE, CONTACT THIS OFFICE FOR THE PROPER FEE. (303) 894-2251


                           SEE INSTRUCTIONS ON BACK

                                    Mail to: Secretary of State        FOR OFFICE USE ONLY
                                       Corporations Section
                                     1560 Broadway, Suite 200
                                         Denver, CO  80202
MUST BE TYPED                             (303) 894-2251
FILING FEE:  $10.00                     Fax (303) 894-2242             951158136 C  $10.00
MUST SUBMIT TWO COPIES                                                 SECRETARY OF STATE
                                      STATEMENT OF CHANGE OF           12-26-95  15:02
                                       REGISTERED OFFICE OR
PLEASE INCLUDE A TYPED SELF         REGISTERED AGENT, OR BOTH
ADDRESSED ENVELOPE                                                    ---------------------

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of:

          Colorado
          ----------------------------------------------------------------------

submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is: Pinnacle Gaming Development Corp.
                      ----------------------------------------------------------

SECOND:  Street address of current REGISTERED OFFICE is:  50 S. Steele Street,
                                                          ----------------------
         Suite 755, Denver, Colorado  80209
         -----------------------------------------------------------------------
                               (Include City, State, Zip)

         and if changed, the new street address is:  1675 Broadway, Suite 1200,
                                                     ---------------------------
         Denver, Colorado  80202
         -----------------------------------------------------------------------

THIRD:   The name of its current REGISTERED AGENT is:  Norbert Teufelberger
                                                      --------------------------

         and if changed, the new registered agent is:  The Corporation Company
                                                       -------------------------

         Signature of New Registered Agent:      /s/ Registered Agent
                                           -------------------------------------

         Principal place of business:___________________________________________

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

                                PINNACLE GAMING DEVELOPMENT CORP.
                              -------------------------------------
                                         Name of Entity


                              By:   /s/  Treasurer
                                 ----------------------------------
                              Its:         Treasurer
                                  ---------------------------------
                                              Title

                                             SECRETARY OF STATE            FOR OFFICE USE ONLY
                                            CORPORATIONS SECTION


MUST BE TYPED
FILING FEE:  $10.00
MUST SUBMIT TWO COPIES                     STATEMENT OF CHANGE OF          961047470 C  $15.00
                                            REGISTERED OFFICE OR           SECRETARY OF STATE
                                          REGISTERED AGENT, OR BOTH        04-05-96
PLEASE INCLUDE A TYPED SELF
ADDRESSED ENVELOPE                                                         --------------------

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of: COLORADO submits the following statement for the
                             --------
purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is: PINNACLE GAMING DEVELOPMENT CORP.
                     --------------------------------------------

SECOND:  Street address of current REGISTERED OFFICE is:  1675 Broadway, Suite
                                                          --------------------
         1200, Denver, CO 80202
         ----------------------------
         and if changed, the new street address is:___________________________ c/o The Prentice-Hall Corporation System, Inc.
         One Civic Center Plaza, 1560 Broadway, Denver, Colorado  80202
         ---------------------------------------------------------------------

THIRD:   The name of its current REGISTERED AGENT is:   The Corporation Company
                                                       -------------------------

         and if changed, the new registered agent is:  The Prentice-Hall
                                                       -----------------
         Corporation System, Inc.
         ------------------------

         Signature of New Registered Agent:  /s/ of the Registered Agent
                                             ---------------------------

         Principal place of business:___________________________________

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

                                  PINNACLE GAMING DEVELOPMENT CORP.
                                ---------------------------------------
                                            Name of Entity


                                By:  /s/ Secretary
                                   ------------------------------------
                                Its:  Secretary
                                    -----------------------------------
                                                  Title

FEE $ 25.00                       STATE OF COLORADO
     -----------
ON OR BEFORE                       BIENNIAL REPORT OF
DATE DUE  11/30/1997       A CORPORATION OR LIMITED LIABILITY COMPANY
        --------------
REPORT YEAR  1997
-----------

              READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING
                      SUBMIT SIGNED FORM WITH FILING FEE

MAILING DATE 09/01/1997
FORMATION BELOW IS ON FILE IN THIS OFFICE  DO NOT CHANGE PRE-PRINTED INFORMATION

     CORPORATE NAME REGISTERED AGENT, REGISTERED OFFICE, CITY, STATE & ZIP                         FOR OFFICE USE ONLY
                    931093552 DP STATE/COUNTRY OF INC CO.

     19931093552   DPC  STATE/COUNTRY OF INC  CO                                                     19971165887 M

     PRENTICE-HALL CORP SYSTEM INC.                                                                    $ 25.00
     PINNACLE GAMING DEVELOPMENT CORP.                                                             Secretary of State

     1560 BROADWAY                                                                                  10-16-97 13:48:22
     DENVER, CO 80202-5817
                                                                                       FIRST REPORT OR CORRECTIONS IN THIS COLUMN
-----------------------------------------------------------------------------------------------------------------------------------
               RETURN COMPLETED REPORTS TO:                                          TYPE NEW AGENT NAME
                    Department of State
                                                                                   -------------------------------------------------
                Cororate Report Section                                              SIGNATURE OF NEW REGISTERED AGENT

                                                                                   -------------------------------------------------
                1560 Broadway, Suite 200                                             MUST HAVE A STREET ADDRESS

                                                                                   -------------------------------------------------
                   Denver, CO  80202                                                 CITY      STATE          ZIP

------------------------------------------------------------------------------------------------------------------------------------

          OFFICERS NAME AND ADDRESS    TITLE                                         Arthur M. Goldberg
                                                                                     3930 Howard Hughes Pkwy.
                                                                                     Las Vegas, NV  89109
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Timothy J. Parrott
                                                                                     P.O. Box 399
                                                                                     Verdi, NV  89439
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Timothy M. Hawes
                                                                                     3930 Howard Hughes Pkwy.
                                                                                     Las Vegas, NV  89109
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
               DIRECTORS OR LIMITED LIABILITY COMPANY MANAGERS
------------------------------------------------------------------------------------------------------------------------------------

                                                     PLEASE SEE ATTACHED LIST.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Address of Principal Place of Business

Street:  9336 Civic Center Drive

City: Beverly Hills    State: CA   Zip 90210


                                   SIGNATURE

Under penalties of perjury and as an authorized officer, I declare that this biennial report and, if applicable, the statement of change of registered office and/or agent, has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.


By:     /s/       Director
   ------------------------
              Authorized Agent

Title: Director                   Date: October 3, 1997


       NOTE:  DO NOT USE THIS BOX IF THIS IS YOUR FIRST REPORT!!!!  SEE
[_] INSTRUCTIONS ON REVERSE. IF THERE ARE NO CHANGES SINCE YOUR LAST REPORT, MARK THIS BOX, SIGN ABOVE AND RETURN WITH THE FEE AND BY THE DATE DUE INDICATED ABOVE (UPPER LEFT HAND CORNER). IF YOU ARE FILING AFTER THE DATE DUE ABOVE, CONTACT THIS OFFICE FOR THE PROPER FEE. (303) 894-2251


                           SEE INSTRUCTIONS ON BACK

                       PINNACLE GAMING DEVELOPMENT CORP.
                           (A COLORADO CORPORATION)


                                   DIRECTORS


Arthur M. Goldberg
3930 Howard Hughes Pkwy.
Las Vegas, NV  89109

Timothy J. Parrott
P.O. Box 399
Verdi, NV  89439

Timothy M. Hawes
3930 Howard Hughes Pkwy.
Las Vegas, NV  89109

Robert F. List
P.O. Box 399
Verdi, NV  89439